SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2004

GENERAL ELECTRIC CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6461	13-1500700

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260 Long Ridge Road, Stamford, Connecticut		06927-1600

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (203) 357-4000

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Item 5. Other Events

     The information included in this Form 8-K affects only disclosures related to segment results, and does not in any way restate or revise the financial position, results of operations or cash flows in any reported Statement of Financial Position, Statement of Earnings, Statement of Changes in Shareowner's Equity or Statement of Cash Flows of General Electric Capital Corporation (GECC) and consolidated affiliates.

     As described in our Annual Report on Form 10-K for the year ended December 31, 2003, filed with the SEC on March 2, 2004 and amended by Amendment No. 1 on Form 10-K/A, which was filed with the SEC on March 5, 2004 (as amended, the "2003 Form 10-K"), we reorganized our businesses on January 1, 2004. As a result of reorganizing our businesses around markets and customers, we reduced our number of reporting segments from 5 to 4. We believe this simplified organization will help us achieve lower costs of operations in platforms that will accommodate our future growth. Our 4 reporting segments as of January 1, 2004 were as follows:

Commercial Finance –	the combination of Commercial Finance and the Fleet Services business that was previously part of Equipment Management
Consumer Finance –	remains unchanged
Equipment & Other Services –	the combination of the Equipment Management (excluding Fleet Services) and the All Other GECS segments
Insurance –	remains unchanged

More detailed business descriptions are presented in the exhibits referred to below.

     As required by Statement of Financial Accounting Standards No. 131, consolidated financial statements issued by GECC in the future will reflect modifications to our reportable segments resulting from these organizational changes, including reclassification of all comparative prior period segment information. Accordingly, in this Form 8-K, we are providing the required reclassified information about this reorganization as it relates to prior periods.

     The attached exhibits provide two views of the reclassifications resulting from the organizational changes. Exhibits 99(a) reclassified and 99(b) set out the portions of the 2003 Form 10-K that are most affected by these changes, while exhibit 99(c) sets out 2003 and 2002 unaudited segment data by quarter. Exhibit 99(d) contains the complete Management's Discussion and Analysis and consolidated financial statements from the 2003 Form 10-K for which the segment information has been reclassified to conform to the new segment presentation. These financial statements, conformed for the changes, are our historical financial statements.

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Item 7. Financial Statements and Exhibits:

23     Consent of KPMG LLP.

99(a)     Description of new Business segments reflecting the January 1, 2004, organizational changes.

99(b)      Certain sections of Management's Discussion and Analysis of Results of Operations of the 2003 Form 10-K, and notes 5, 6, 9 and 18, of the audited consolidated financial statements of GECC for the fiscal year ended December 31, 2003, all conformed to reflect the January 1, 2004, organizational changes.

99(c)     Unaudited operating segment results for 2003 and 2002 by quarter conformed to reflect the January 1, 2004, organizational changes.

99(d)      Management's Discussion and Analysis of the 2003 Form 10-K, and audited consolidated financial statements of GECC for the fiscal year ended December 31, 2003, both conformed to reflect the January 1, 2004, organizational changes. Also included is the independent auditors' report dated February 6, 2004, except for notes 5, 6, 9 and 18, as to which the date is March 29, 2004.

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Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Philip D. Ameen

Philip D. Ameen Senior Vice President and Controller (Duly Authorized Officer and Principal Accounting Officer)
Date: March 30, 2004

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